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                                                                   EXHIBIT 10.10

                              SECOND MODIFICATION
                              -------------------
                      TO BUSINESS LOAN/SECURITY AGREEMENT
                      -----------------------------------

        THIS SECOND MODIFICATION TO BUSINESS LOAN/SECURITY AGREEMENT ("Second Modification") is made as of March 31, 1998, by and among MicroStrategy, Incorporated, having an address at 8000 Towers Crescent Drive, Suite 1400, Vienna, VA 22182 (the "Debtor"), Michael J. Saylor (the "Guarantor") and NationsBank, N.A., a national banking corporation, having an address at 8300 Greensboro Drive, Suite 550, McLean, VA 22102 (the "Bank").

                                   RECITALS
                                   --------

        1. The Debtor and the Bank entered into a Business Loan/Security Agreement, dated as of September 30, 1997, which was modified by a Modification of Business Loan/Security Agreement, dated September 12, 1997 (the "September, 1997, Modification").

        2. The Debtor and the Bank amended the Business Loan/Security Agreement by Modification of Loan Agreement, dated November 25, 1997 (the "First Modification"). (The Business Loan/Security Agreement, as amended by the September, 1997 Modification and the First Modification, is hereinafter called the "Loan Agreement.")

        3. To evidence its obligation to repay the Bank's advances under the Loan Agreement, the Borrower gave Lender a Revolving Promissory Note, effective as of December 10, 1996, in the face amount of Six Million, Four Hundred Thousand Dollars ($6,400,000.00), which was amended by a Note Modification Agreement, dated as of November 25, 1997.

        4. The Debtor and the Bank desire further to amend the Loan Agreement for the following purposes: (1) to increase the maximum amount of the Revolving Credit from Six Million, Four Hundred Thousand Dollars ($6,400,000.00) to Nine Million, Four Hundred Thousand Dollars ($9,400,000.00); (2) to extend the maturity date of the Revolving Credit to September 30, 1998; (3) to provide for an increase in the New Equipment Facility from Two Million Dollars ($2,000,000.00) to Four Million Dollars ($4,000,000.00); and (4) for the other purposes hereinafter set forth.

        5. The Debtor and the Bank are simultaneously entering into a Second Amendment to Revolving Note to increase the face amount of the Revolving Note to Nine Million, Four Hundred Thousand Dollars ($9,400,000.00). (The Revolving Promissory Note, as amended by the Note Modification Agreement, dated as of November 25, 1997, and as further amended by the Second Amendment to Revolving Note, is hereinafter called the "Revolving Note.")

        6. The Guarantor is the guarantor under a Substitute Limited Guaranty of Payment, dated November 25, 1997 (the "Guaranty"), guaranteeing, subject to certain
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            limitations as expressed in the Guaranty, the Debtor's obligations under the Loan Agreement, as amended, including (without limiting the generality of the foregoing) the Revolving Note, the Equipment Notes and the Term Promissory Notes.

        7. The Guarantor desires to enter into this Second Modification to evidence the Guarantor's consent to the terms and conditions of this Second Modification and to confirm that the Guaranty remains in full force and effect, subject to the limitations as expressed in the Guaranty, as to all credit extended under the Loan Agreement, as amended by this Second Modification.

        8. Capitalized terms used in this Second Modification and not defined herein have the meanings ascribed to them in the Loan Agreement.

                                  AGREEMENTS
                                  ----------

        IN CONSIDERATION, of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor, the Guarantor and the Bank hereby agree as follows:

        1. In Paragraphs 1(a) and 3(b) of the Loan Agreement, the words "Six Million, Four Hundred Thousand Dollars ($6,400,000.00)" are deleted in their entirety and replaced with the words "Nine Million, Four Hundred Thousand Dollars ($9,400,000.00)."

        2. The fifth sentence of Paragraph 3(a) of the Loan Agreement is deleted in its entirety and replaced with the following:

                None of the Applications shall request (and none of the Letters of Credit shall provide for) any expiry date for the related Letter of Credit, whether by automatic renewal or otherwise, later than September 30, 1998, unless agreed to by Bank in writing.

        3. Certain definitions used in the Loan Agreement are modified as follows:

            a. The term "Collateral" includes the additional collateral granted in the First Modification and any equipment purchased with the New Equipment Facility, as modified by this Second Amendment.

            b. The term "Loan" includes all advances evidenced by the Revolving Note, as previously modified by Note Modification Agreement, dated November 25, 1997, and as further modified by the Second Modification of Revolving Note, and all advances under the New Equipment Facility, as modified by this Second Amendment.

            c. The term "Note" includes the Revolving Note, as previously modified by Note Modification Agreement, dated November 25, 1997, and as further modified by

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                the Second Modification of Revolving Note, and each Equipment
                Note issued pursuant to the Loan Agreement or this Second Amendment. "Equipment Note" includes Term Promissory Notes issued under the New Equipment Facility.

            d. The term "Obligations," as used in the Loan Agreement, includes the Note, the Loan and the Debtor's obligation to reimburse any drawing under a Letter of Credit.

        4. The maturity date of the Revolving Note is extended to September 30, 1998, as stated in a Second Modification of Revolving Note.

        5. The Non-Use Fee of one-quarter of one percent (1/4%) of the Daily Unused Portion, shall remain in full force and effect, except the Daily Unused Portion shall be the unused portion of the new Revolving Credit amount --i.e., the unused portion of Nine Million, Four Hundred Thousand Dollars ($9,400,000.00).

        6. The provisions of the Loan Agreement regarding the New Equipment Facility (as initially established by the First Modification) are modified as follows:

            a. The aggregate amount of the New Equipment Facility is increased from Two Million Dollars ($2,000,000.00) to Four Million Dollars ($4,000,000.00), or so much thereof as may be advanced. The New Equipment Facility is not a revolving loan facility; amounts heretofore advanced under the New Equipment Facility shall not be readvanced.

            b. Notwithstanding Paragraph 9(c) of the First Modification, the last day for funding any request under the New Equipment Facility is extended from May 31, 1998 to September 30, 1998.

            c. Paragraph 9 (d) of the First Modification is deleted in its entirety and replaced with the following: "In no event shall any New Equipment Facility Note have a maturity date later than September 30, 2002."

            d. In accordance with the Loan Agreement, each advance under the New Equipment Facility shall be evidenced by a separate Term Promissory Note. No advance under the New Equipment Facility shall exceed Eighty Percent (80%) of the cost of the equipment to be purchased with the proceeds of the advance. Each Term Promissory Note shall bear interest at the applicable "Floating Rate" or "Fixed Rate" provided in Paragraph 3 (d) of the Loan Agreement. Each advance under the New Equipment Facility shall be conditional on the Bank's receipt of a valid first lien security interest in the equipment purchased with the proceeds of the advance. To that end, Debtor grants and regrants to Bank a security interest in any and all equipment purchased with the proceeds of the New Equipment Facility. No seller financing shall be permitted with regard to any equipment purchased with the proceeds of the New Equipment Facility.

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            e.  Exhibit "A" to the First Modification, which comprises the form of Term Promissory Note to be used to evidence the Debtor's obligation to repay advances under the New Equipment Facility, is deleted in its entirety and replaces with Exhibit A attached hereto and made a part hereof.

        7. Paragraph 9 (j) of the Loan Agreement is amended by deleting the first sentence in its entirety and replacing it with the following:

                Maintain a consolidated ratio of Debtor's (and its subsidiaries') "Funded Debt" (as hereinafter defined) to "EBITDA" (as hereinafter defined) that shall not exceed:

                        5.0 to 1.0  for the quarter ending March 31, 1998;

                        4.0 to 1.0 for the quarter ending June 30, 1998;

                        3.0 to 1.0 for the quarter ending September 30, 1998; or

                        2.0 to 1.0 for the quarter ending December 31, 1998 (provided that the application of this covenant to the quarter ending December 31, 1998, shall not be deemed to extend the maturity date).

        8. Paragraph 10 (c)(iii)(B) of the Loan Agreement is amended by deleting the words "One Million Dollars ($1,000,000.00)" and replacing them with the words "Five Million Dollars
            ($5,000,000.00)."

        9. A new paragraph 10 (i) is added to the Loan Agreement providing as follows:

                The Debtor (and its subsidiaries) shall not sustain a loss, calculated on a consolidated basis, of more than Two Hundred and Fifty Thousand Dollars ($250,000.00) during any quarter.

            Paragraph 2 of the September, 1997 Modification, is deleted in its entirety, and Paragraph 10 (h) of the Loan Agreement is confirmed and remains in full force and effect.

        10. The Debtor confirms its obligations to provide the Bank with financial reports as provided in the Loan Agreement and agrees promptly to provide such other or further financial information as the Bank may reasonably request.

        11. The Security Interest in the Collateral granted by the Loan Agreement shall henceforth secure not only the Obligations under the Loan Agreement, as hereby modified, but also any other credit that Bank may extend to the Debtor. To that end, Debtor grants and regrants to Bank a security interest in the Collateral.

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        12. Except as modified by this Second Modification, the Loan Agreement remains in full force and effect and unmodified. Debtor and the Guarantor warrant and represent that they have no offsets or defenses to their obligations under the Loan Agreement, as so modified.

        13. The Guarantor consents to this Second Modification, agrees that this Second Modification does not impair the Guarantor's liabilities or obligations under the Guaranty, and confirms that the Guaranty remains in full force and effect as to all credit extended under the Loan Agreement as amended this Second Modification, subject to certain limits expressed in the Guaranty. Without limiting the generality of the foregoing, the Guarantor acknowledges and agrees that:

            a. the Loan (as herein redefined) and indebtedness evidenced by the Note (as herein redefined) and the Obligations (as herein redefined) come within the meaning of the term "Indebtedness" as defined in the Guaranty; and

            b. References in the Guaranty to the Business Loan Security Agreement or BLSA shall be deemed to refer to the Loan Agreement, as amended by this Second Amendment; and

            c. "Revolving Credit," as used in the Guaranty, refers to the increased Revolving Credit amount under this Second Amendment -- i.e., Nine Million, Four Hundred Thousand Dollars
                ($9,400,000.00); and

            d. "New Equipment Facility," as used in the Guaranty, refers to the New Equipment Facility, as increased by this Second Amendment to an aggregate amount of Four Million Dollars ($4,000,000.00).

            The foregoing shall not be deemed to alter the nature of the Guaranty as a continuing one. The Guaranty shall include any and all existing new or increased Indebtedness, whether or not presently contemplated by the Guarantor or the Bank, and whether or not the same shall be incurred after satisfaction, payment or reduction of any previous Indebtedness (as defined in the Guaranty).

        14. The Debtor promises to pay the Bank a commitment fee of Fifteen Thousand Dollars ($15,000.00) on the execution of this Second Amendment. The Debtor promises to pay all costs and expenses incurred by the Bank in connection with the Bank's review, due diligence and closing of the transactions contemplated by this Second Amendment, including attorney's fees (to include outside counsel's fees, which will not exceed Three Thousand Dollars ($3,000.00)), and any recordation taxes and fees incurred by the Bank in connection with the negotiation and preparation of all documents necessary in connection with the transactions contemplated by this Second Amendment.

        15. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY

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            RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM
            BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" AS SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT, OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                (i)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED IN THE
                     -------------
            COUNTY OF ANY BORROWER'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                (ii) RESERVATION OF RIGHTS.  NOTHING IN THIS ARBITRATION
                     ---------------------
            PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT, OR DOCUMENT; OR
            (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR

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            ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY
            PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

            IN WITNESS WHEREOF, the undersigned have duly executed this Second Modification as of the day and year first herein above set forth.

                                MICROSTRATEGY, INCORPORATED



                                By:
                                   -------------------------------------
                                   Michael J. Saylor
                                   President and Chief Executive Officer

                                NATIONSBANK, N.A.



                                By:
                                   -------------------------------------
                                   Yvonne Durazzo
                                   Vice President



                                -------------------------------------
                                Michael J. Saylor


STATE OF VIRGINIA                               )
                                                )  To-wit:
COUNTY/CITY OF__________________________        )

     I __________________________, a Notary Public in and for the jurisdiction aforesaid, do certify that Michael J. Saylor, whose name is signed to the writing above, acknowledged the same before me in my jurisdiction aforesaid.

     Given under my hand and seal this _____ day of _____________, 1998.


                                   -------------------------------------
                                               Notary Public

My Commission Expires: ____________

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